Supplement dated January 27, 2006

To The Prospectuses Dated May 2, 2005 For

PERSPECTIVE II®	PERSPECTIVE FOCUS®
FIFTH THIRD PERSPECTIVE	PERSPECTIVE ADVISORSSM
PERSPECTIVESM L SERIES	PERSPECTIVE ADVANTAGESM
PERSPECTIVE ADVISORS IISM	PERSPECTIVE INVESTOR VULSM
PERSPECTIVESM	ULTIMATE INVESTORSM VUL
DEFINED STRATEGIESSM	ADVISOR VULSM

Issued By JACKSON NATIONAL LIFE INSURANCE COMPANY®

Through JACKSON NATIONAL SEPARATE ACCOUNT – I

JACKSON NATIONAL SEPARATE ACCOUNT III

JACKSON NATIONAL SEPARATE ACCOUNT IV

JACKSON NATIONAL SEPARATE ACCOUNT V

Or Issued By JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK®

Through JNLNY SEPARATE ACCOUNT I

JNLNY SEPARATE ACCOUNT II

This supplement updates the prospectus. Please read and keep it together with your copy of the prospectus for future reference.

Please add the following disclosure to the front cover of the prospectus.

On December 1, 2005, Citigroup Inc. ("Citigroup") completed the sale of substantially all of its asset management business, Citigroup Asset Management, to Legg Mason, Inc. As a result, Salomon Brothers Asset Management Inc ("Salomon Brothers") became a wholly owned subsidiary of Legg Mason, Inc. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland, 21202, is a financial services holding company.

Under a licensing agreement between Citigroup and Legg Mason, the name Salomon Brothers Asset Management Inc, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates ("Citi Marks") are licensed for use by Legg Mason. All Citi Marks are owned by Citigroup and are used under license. Legg Mason and its affiliates, as well as Salomon Brothers, are not affiliated with Citigroup.

(To be used with VC4224 Rev. 05/05, FVC4224FT Rev. 05/05, VC5890 Rev. 05/05, VC5869 Rev. 05/05, VC3656 Rev. 05/05, VC3652 Rev. 05/05, VC5526 Rev. 05/05, VC3657 Rev. 05/05, VC3723 Rev. 05/05, VC5884 Rev. 05/05, VC5885 Rev. 05/05, VC5825 Rev. 05/05, NV3174 Rev. 05/05, NV3174CE Rev. 05/05, NV5526 Rev. 05/05, NV3784 Rev. 05/05, NV5825 Rev. 05/05, NV5884 Rev. 05/05 and NV5885 Rev. 05/05)

V5994 01/06

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